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                       PIMCO FUNDS: MULTI-MANAGER SERIES

                 Prospectus Supplement dated December 11, 1997
                                       to
                       Prospectus dated November 1, 1997

Tax Exempt Fund
---------------

     Thomas J. Brophy has replaced Jacob Navon as the person at Columbus Circle Investors who is primarily responsible for the day-to-day management of the Tax Exempt Fund. Mr. Brophy, a Vice President at Columbus Circle Investors, has six years of investment management experience. He received his bachelor's degree from Manhattan College and his MBA from Pace University.